GENERAL	12 Months Ended
Dec. 31, 2014
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	General:

NICE Systems Ltd. ("NICE") and subsidiaries (collectively - "the Company") is a global leading software company enabling enterprises and security-sensitive organizations to address three main aspects of people's lives: preventing financial crimes and fraud, ensuring security and public safety and providing perfect customer experiences.

The Company operates in three business areas: Customer Interactions, Financial Crime and Compliance and Security. The Company allows organizations to work smarter by unleashing the power of data. The Company does this by capturing vast amounts of various types of data (e.g., structured and unstructured, interactions, and transactions) from multiple sources (e.g., communication channels, operational systems, and more), and acting upon it through analysis that provides insight and decisioning in real time.

The Company's solutions capture interactions and transactions from multiple sources, including telephones, CCTV video feed, emergency services radio communications, emails, chat, social media, and more. They provide valuable insight about the business or security situation by applying real-time, cross-channel analytics to predict customer behavior, criminals and terrorists intentions and potential fraudsters, to enable proactive response for real-time impact.

b.	Acquisitions in prior years:

On August 12, 2013, the Company completed the acquisition of Causata Inc. ("Causata"), a provider of real-time Big Data analytics. The Company acquired Causata for total consideration of $22,666 comprised of $21,352 in cash and $1,314 representing the fair value of a potential earn out based on performance milestones amounting to a maximum additional payment of $2,000. The Company recorded technology, customer relationship, goodwill and deferred tax asset related to carryforward losses in amounts of $10,474, $2,001, $8,598 and $6,765, respectively. Technology and customer relationship are amortized over a period of 5 years.

On February 7, 2012, the Company completed the acquisition of all of the outstanding shares of Merced Systems, Inc. ("Merced"). The Company acquired Merced for total consideration of $185,868 comprised of $182,105 in cash and $3,763, representing the fair value of vested options and restricted share units of the Company granted in exchange of partially vested options of Merced. In connection with this acquisition, the Company recorded net tangible liabilities, core technology, customer relationship, covenant not to compete, backlog and goodwill in the amounts of $29,314, $91,874, $32,310, $8,009, $7,390 and $75,599, respectively. Core technology, customer relationship, covenant not to compete and backlog are amortized over periods of 6, 8, 2.5 and 2 years, respectively.

On October 22, 2012, the Company completed the acquisition of RedKite Financial Markets Limited ("RedKite"). The Company acquired RedKite for total consideration of $11,601 comprised of $9,017 in cash and $2,584 representing the fair value of a potential earn out based on performance milestones amounting to a maximum additional payment of $5,750. During 2014 the Company concluded that since none of the performance milestones were achieved or expected to be achieved, the earn-out liability's fair value was revalued to $0. As a result, an adjustment of $2,584 was recorded in the statement of income. The Company recorded technology and goodwill in amounts of $4,785 and $6,803, respectively. Technology is amortized over a period of 3 years.

During 2014, the Company has also revalued the fair value of liability for earn out related to the Lamda acquisition from 2010, to $35. As a result, an adjustment of $1,418 was recorded in the statement of income.

Acquisition related costs for the years ended December 31, 2014, 2013 and 2012 amounted to $0, $508 and $2,902, respectively, and were included mainly in general and administrative expenses.